Phoenix Market Neutral Fund,

a series of Phoenix Opportunities Trust

Supplement dated January 10, 2008 to the Alternative Funds Prospectus dated June 27, 2007,

as supplemented August 17, 2007, September 7, 2007, November 9, 2007 and November 30, 2007

IMPORTANT NOTICE TO INVESTORS OF PHOENIX MARKET NEUTRAL FUND (“the Fund”)

At the recent Special Meeting of Shareholders held on December 27, 2007, shareholders of the Fund approved the following two proposals: (1) an investment subadvisory agreement between Phoenix Investment Counsel, Inc. (“PIC”), the investment adviser to the Trust, and The Boston Company Asset Management, LLC (“TBCAM”), thereby replacing the Fund’s current subadviser, Euclid Advisors LLC (“Euclid”); and (2) to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

Accordingly, effective January 10, 2008, the prospectus is amended by deleting all references to Euclid. PIC continues to serve as the Fund’s investment adviser.

The following information about TBCAM replaces the second paragraph of “The Adviser and Subadviser” subsection under “Management of the Fund” on page 18:

The Boston Company Asset Management, LLC ( “TBCAM” or “Subadviser”) is the Subadviser to the Fund and is located at Mellon Financial Center, One Boston Place, Boston, MA 02108. TBCAM is a wholly-owned subsidiary of Bank of New York Mellon Corporation. As of September 30, 2007, TBCAM had approximately $65 billion of assets under management in active equity investment strategies.

The subadvisory fee to be paid by PIC to the Subadviser is 0.75% of the average daily net assets of the Fund.

The following information hereby replaces the “Portfolio Management” subsection on pages 19 and 20:

The following individuals are members of the team of equity investment professionals responsible for the day-to-day management of the fund’s portfolio (since January 2008).

Sean P. Fitzgibbon, CFA. Mr. Fitzgibbon is Senior Vice President of TBCAM and is the Lead Portfolio Manager on the firm’s U.S. Large Cap Core Equity, U.S. Large Cap 130/30 Core Equity and Market Neutral investment teams. He is responsible for research on the health care and consumer sectors for both the U.S. Core and Global Core portfolios. Mr. Fitzgibbon joined TBCAM in 1991 and has over 16 years of experience in the industry.

Jeffrey D. McGrew, CFA. Mr. McGrew is Vice President of TBCAM and is a Portfolio Manager on the firm’s U.S. Large Cap Core Equity, U.S. Large Cap 130/30 Core Equity and Market Neutral investment strategies. He is responsible for research on the information technology, financial and telecommunications services sectors. Mr. McGrew joined TBCAM in 2002 and has over 16 years of experience in the industry.

Robert J. Eastman, CFA. Mr. Eastman is Senior Vice President of TBCAM and is a Portfolio Manager on the firm’s U.S. Large Capitalization Core Equity and Market Neutral investment teams. He is responsible for research on the energy, industrials and materials sectors. Mr. Eastman joined TBCAM in 1991 and has over 19 years of experience in the industry.

Investors should retain this supplement with the Prospectus for future reference.

PXP  4849/SA  Change (01/08)

Phoenix Market Neutral Fund,

a series of Phoenix Opportunities Trust

Supplement dated January 10, 2008 to the Statement of Additional Information (“SAI”)

dated September 24, 2007, as supplemented September 24, 2007, November 9, 2007 and December 12, 2007

IMPORTANT NOTICE TO INVESTORS OF PHOENIX MARKET NEUTRAL FUND (“the Fund”)

Effective January 10, 2008, The Boston Company Asset Management, LLC (“TBCAM”), replaces Euclid Advisors LLC (“Euclid”) as subadviser to the Fund.

Accordingly, the SAI is amended by deleting all references to Euclid. Phoenix Investment Counsel, Inc. continues to serve as the Fund’s investment adviser.

The SAI is supplemented by the addition of the following information about TBCAM:

The Boston Company Asset Management, LLC ( “TBCAM” or “Subadviser”) is the Subadviser to the Fund and is located at Mellon Financial Center, One Boston Place, Boston, MA 02108. TBCAM is a wholly-owned subsidiary of Bank of New York Mellon Corporation. As of September 30, 2007, TBCAM had approximately $65 billion of assets under management in active equity investment strategies.

Phoenix will pay TBCAM a subadvisory fee at a rate of 0.75% of the average daily net assets of the Fund.

Investors should retain this supplement with the Statement of Additional Information for future reference.

PXP  2069B/SA  Change (01/08)